UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2005

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Peoples-Sidney Financial Corporation
(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	000-22223 (Commission File) Number	311499862 (IRS Employer Identification No.)

101 East Court, Sidney, Ohio 46750
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (937) 492-6129

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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information.

Item 2.02. Results of Operations and Financial Condition.

        On January 18, 2005, the Registrant issued a news release announcing, among other things, earnings for the second quarter and year to date earnings for fiscal year ending June 30, 2005. A copy of the press release is attached as Exhibit 99.1 to this report and all paragraphs, except paragraph five (dealing with the Registrant’s declaration of a dividend), are incorporated into this Item 2.02 by reference. The information in this Form 8-K, including the exhibits, relating to this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Section 8 – Other Events.

Item 8.01. Other Events.

        On January 18, 2005, the Registrant issued a press release announcing, among other things, the Registrant’s second quarter and year to date earnings for the fiscal year ending June 30, 2005 and a regular quarterly dividend to be paid to its shareholders. A copy of the press release is attached as Exhibit 99.1 to this report and paragraph five thereof is incorporated into this Item 8.01 by reference.

Section 9 – Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

The following Exhibit is being furnished herewith:

99.1	Press Release of Peoples-Sidney Financial Corporation, dated January 18, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES-SIDNEY FINANCIAL CORPORATION By: /s/ Douglas Stewart Douglas Stewart President and Chief Executive Officer

Dated: January 18, 2005

Exhibit Index

Exhibit Number 99.1	Description of Exhibit Press Release of Peoples-Sidney Financial Corporation, dated January 18, 2005